                               VARIABLE ACCOUNT D
                        UNION SECURITY INSURANCE COMPANY

     SUPPLEMENT DATED NOVEMBER 22, 2006 TO THE PROSPECTUS DATED MAY 1, 2006

Union Security Variable Annuity (US)            File No. 333-43886

             SUPPLEMENT DATED NOVEMBER 22, 2006 TO YOUR PROSPECTUS

HARTFORD SMALLCAP GROWTH HLS FUND:

At a special meeting of the Shareholders held on October 24, 2006, shareholders of Hartford SmallCap Growth HLS Fund approved a sub-advisory agreement between HL Advisors, LLC, the Hartford SmallCap Growth HLS Fund's investment adviser, and Hartford Investment Management Company to take effect on or about November 13, 2006, pursuant to which Hartford Investment Management Company will serve as an additional sub-adviser to the Hartford SmallCap Growth HLS Fund.

As a result, in the table under the section entitled "The Funds," Hartford Investment Management Company is added as an additional sub-adviser for the Hartford SmallCap Growth HLS Fund.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-6054